                                                                    EXHIBIT 10.2

                                FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT, effective as of June 11, 1999 (this "Amendment" or this "First Amendment"), is by and between The Ackerley Group, Inc., a Delaware corporation (the "Borrower"), certain financial institutions party to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders (the "Administrative Agent"), FLEET BANK, N.A. as documentation agent ("Documentation Agent") and UNION BANK OF CALIFORNIA, N.A., KEYBANK NATIONAL ASSOCIATION, and BANK OF MONTREAL, CHICAGO BRANCH as co-agents ("Co-Agents").

        This Amendment amends that certain Credit Agreement dated as of January 22, 1999, between the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents (as amended hereby and as further amended, modified, restated or supplemented from time to time, the "Credit Agreement") and the other Credit Documents referred to therein. All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Credit Agreement.

                                    RECITALS

        A. Pursuant to the Credit Agreement, the Lenders have agreed, among other things, to provide to the Borrower term and revolving credit facilities in an aggregate principal amount of $325,000,000.

        B. The Borrower intends to issue additional shares of its common stock pursuant to an amended registration statement on Form S-1 or S-3 (originally filed on April 9, 1998) (the "1999 Equity Issuance").

        C. The Credit Agreement requires that 50% of the Net Cash Proceeds received in connection with any Equity Issuance be used to prepay the Loans, which prepayments are to be applied, (i) first, to the Term Loans, (ii) second, to the extent of any excess remaining after such application, to reduce the outstanding principal amount of Revolving Loans (with a corresponding reduction to the Revolving Credit Commitments), and (iii) third, to the extent of any excess remaining after such application, to pay any outstanding Reimbursement Obligations (and thereafter to cash-collaterize any Letter of Credit Exposure) (collectively, the "Prepayment Application Requirements").

        D. The Borrower has requested certain amendments relating to the financial covenants contained in the Credit Agreement and that certain of the Prepayment Application Requirements be waived in connection with the 1999 Equity Issuance.

        E. The Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents are willing to agree to so amend the Credit Agreement and to grant such waiver on the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents hereby agree as follows:

                                   ARTICLE I.

              AMENDMENTS TO CREDIT AGREEMENT AND CREDIT DOCUMENTS

        1.1     The Credit Agreement is hereby amended as follows:

        (a) NEW DEFINED TERMS. The following definitions are hereby added, in the appropriate alphabetical order, to SECTION 1.1 of the Credit Agreement:

        "1999 Special Charges" shall mean the one-time charges to earnings of the Borrower ($1,600,000 of which may be taken for each of the fourth quarter of 1998 and the first quarter of 1999, and $4,000,000 of which may be taken for the second quarter of 1999), in an amount not to exceed $7,200,000 in the aggregate, comprised of: (a) a restructuring charge in respect of the implementation of its Digital CentralCasting broadcasting system; (b) a charge as the result of a decrease in the Borrower's NBC/TNT revenue attributable to the 1998-99 National Basketball Association ("NBA") lockout (the "Lockout"); and (c) a charge as the result of a decrease in the Borrower's share of NBA licensing fees attributable to the Lockout.

        "First Amendment" shall mean the First Amendment to Credit Agreement, effective as of June 11, 1999, between the Borrower, the Administrative Agent, the Documentation Agent, the Co-Agents and the Lenders.

        (b)     REVISED DEFINITIONS. The following definitions set forth in
SECTION 1.1 to the Credit Agreement are hereby amended as follows:

                (i) The definition of "Consolidated EBITDA" shall be deleted in its entirety and shall be replaced with the following:

        "Consolidated EBITDA" shall mean, with respect to the Borrower and for any period, the sum (without duplication) of (i) Consolidated Net Income and (ii) the extent Consolidated Net Income has been reduced thereby,
        (A) all income taxes of such Person and its Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary or non-recurring gains or losses), (B) Consolidated Interest Expense and

     (C) Consolidated Non-Cash Charges, all as determined on a consolidated basis for such Person and its Subsidiaries in conformity with GAAP.

     For purposes of this Agreement, calculations of Consolidated EBITDA for any period shall (a) exclude net income from Investments in which the Borrower or a Subsidiary holds a minority interest and (b) be adjusted with respect to entities or assets that are acquired or disposed of during such period as permitted under Sections 6.9, 6.10, 8.1 or 8.4 as if such transaction had occurred as of the first day of such period (based on a certificate in form and substance reasonably satisfactory to the Administrative Agent and signed by a Financial Officer of the Borrower setting forth in reasonable detail the portion of Consolidated EBITDA during such period attributable to the entity or assets acquired or disposed of and stating that the assumptions of the Borrower in respect thereof are reasonable). Notwithstanding the foregoing, the calculation of Consolidated EBITDA shall exclude (A) the operations and results thereof (whether positive or negative) of FHS for the period from the Closing Date through the earlier to occur of the following dates: (a) the end of the fiscal quarter immediately preceding any fiscal quarter for which FHS EBITDA is greater than zero; and (b) December 31, 1999 (the earlier of such dates, the "FHS Covenant Calculation Date"); provided that from and after the FHS Covenant Calculation Date, FHS EBITDA shall be included in the calculation of Consolidated EBITDA only as follows: (i) for the fiscal quarter following the fiscal quarter in which the FHS Covenant Calculation Date occurs, Consolidated EBITDA shall include FHS EBITDA only for such quarter; (ii) for the next succeeding fiscal quarter, Consolidated EBIDTA shall include FHS EBITDA only for that quarter and the preceding fiscal quarter; (iii) for the next succeeding fiscal quarter, Consolidated EBITDA shall include FHS EBITDA only for that quarter and the preceding two fiscal quarters; and
     (iv) thereafter, FHS EBITDA shall be treated in a manner consistent with determining Consolidated EBITDA of the Borrower and its other Subsidiaries; and (B) without duplication, the 1999 Special Charges.

          (ii) The definition of "Consolidated Fixed Charges" shall be deleted in its entirety and shall be replaced with the following:

     "Consolidated Fixed Charges" shall mean, for any period, the aggregate (without duplication) of the following, all determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP for such period: (a) Consolidated Interest Expense for such period, (b) aggregate cash expense for federal, state, local and other income taxes for such period, (c) Capital Expenditures for such period, (d) the aggregate (without duplication) of all scheduled payments of principal on Consolidated Funded Debt required to have been made by the Borrower and its Subsidiaries during such period (whether or not such payments are actually made), including without limitation the aggregate principal amount of the Term Loans due during such period under SECTION 2.6(a) (as such amounts may have been previously adjusted in accordance with the terms of this Agreement as a result of prior prepayments on the Term Loans, including adjustments made pursuant to SECTION 2.6(h) or SECTION 2.7(b)) and (e) the amount of any payments made under any LMA Agreements attributable to principal being paid by the other parties to such LMA Agreements pursuant to their respective senior credit facilities. Notwithstanding the foregoing, Consolidated Fixed Charges shall not include (i) amounts of any Capital Expenditures in respect of the Borrowers 1998 acquisition of its Seattle Supersonics corporate jet or (ii) any amounts attributable to the Borrower's $12,500,000 payment in connection with the satisfaction in full of its 10.48% Subordinated Notes due 2000.

            (iii) The definition of "Credit Documents" is deemed to include the First Amendment.

      (c) SENIOR LEVERAGE RATIO. Section 7.1(b) of the Credit Agreement is deleted in its entirety and is replaced with the following:

(c) Senior Leverage Ratio. The Borrower will not permit the Senior Leverage Ratio as of the last day of any fiscal quarter during the periods set forth below to be greater than the ratio set forth below opposite such period:

                  Date                             Maximum Senior Leverage Ratio
                  ----                             -----------------------------
      Closing through September 29, 1999                    4.50 to 1.00

      September 30, 1999 through December 30, 1999          4.25 to 1.00

      Thereafter                                            4.00 :  1.00

      1.2. AMENDMENTS TO LOAN DOCUMENTS. As of the date hereof all references to the Credit Agreement in any of the Credit Documents shall refer to the Credit Agreement as amended prior to the date hereof and as amended by this Amendment, and all references to any of the Credit Documents in any of the other Credit Documents shall refer to such Credit Documents as amended prior to the date hereof and as amended hereby or in connection herewith.

                                  ARTICLE II.

                                     WAIVER

      The Administrative Agent, the Documentation Agent and the Lenders hereby waive, on a one-time basis only, the Prepayment Application Requirements (as defined in the Recitals), such that the required prepayment of Loans with 50% of Net Cash Proceeds of such issuance shall be applied only to the Revolving Loans (and not to the Term Loans), with no permanent reduction in the Revolving Credit Commitments; provided, however, that such waiver shall become void and


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

of no force or effect as of the close of business on December 31, 1999 if the 1999 Equity Issuance shall not have been consummated as of such time. This waiver is limited to the express terms hereof and to the 1999 Equity Issuance and shall not be deemed to apply to any other prepayment of Loans by the Borrower.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants that:

     3.1 COMPLIANCE WITH CREDIT AGREEMENT. After giving effect to this Amendment, the Borrower is in compliance with all terms and provisions set forth in the Credit Agreement to be observed or performed by it.

     3.2 REPRESENTATIONS IN CREDIT AGREEMENT. The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct as of the date hereof, except to the extent such representations and warranties relate solely to or are specifically expressed as of a particular date or period.

     3.3 NO EVENT OF DEFAULT. After giving effect to this Amendment and the transactions contemplated hereby, no Event of Default or Default exists under the Credit Agreement.

     3.4 CONTINUING SECURITY INTERESTS. All Loans and advances by the Lenders to the Borrower under the Credit Agreement, as amended hereby, and the Notes will continue to be secured by the Administrative Agent's security interest in all of the Collateral granted under the Credit Agreement or other Credit Documents, and nothing herein will affect the validity, perfection or enforceability of such security interests.

     3.5 CONSENTS. The execution and delivery of this Amendment and the Borrower's performance hereunder does not require the consent of approval of any Person (other than the Lenders pursuant to the Credit Agreement).

                                  ARTICLE IV.

                              CONDITIONS PRECEDENT

     The effectiveness of the foregoing amendments, consents and waivers are subject to the fulfillment of the following condition precedent:

     4.1 AMENDMENT. The Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment (in a sufficient number of execution originals for each Lender).

                                   ARTICLE V.

                                    GENERAL

     5.1. FULL FORCE AND EFFECT. The Credit Agreement, as expressly amended hereby, shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment.

     5.2. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

     5.3. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     5.4. EXPENSES. Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

     5.5. FURTHER ASSURANCES. Each Borrower shall execute and deliver to Administrative Agent such documents, certificates and opinions as the Administrative Agent may reasonably request to effect the amendment contemplated by this Amendment and to continue the existence, perfection and first priority of the Administrative Agent's security interests in the Collateral.

     5.6. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.


                        (signatures begin on next page)

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.


                                        THE ACKERLEY GROUP, INC.

                                        By: [Signature illegible]
                                           -------------------------------------

                                        Title: Senior Vice President & CIO
                                              ----------------------------------



                             (signatures continued)

                                        FIRST UNION NATIONAL BANK,
                                        as Administrative Agent and as Lender

                                        By: /s/ [Signature Illegible]
                                           -------------------------------------

                                        Title: V.P.
                                              ----------------------------------



                             (signatures continued)

                                        FLEET BANK, N.A.

                                        By: /s/ GARRET KOMJATHY
                                           -------------------------------------
                                                Garret Komjathy

                                        Title: Vice President
                                              ----------------------------------



                             (signatures continued)

                                        BANK OF MONTREAL, CHICAGO
                                        BRANCH

                                        By: /s/ OLA ANDERSSEN
                                           -------------------------------------
                                                Ola Anderssen

                                        Title: Director
                                              ----------------------------------



                             (signatures continued)

                                        KEYBANK NATIONAL ASSOCIATION

                                        By: /s/ MARY K. YOUNG
                                           -------------------------------------
                                                Mary K. Young

                                        Title: Assistant Vice President
                                              ----------------------------------



                             (signatures continued)

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By: /s/ JENNY DONAO
                                           -------------------------------------
                                                Jenny Donao

                                        Title: Assistant Vice President
                                              ----------------------------------



                             (signatures continued)

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By: /s/ MATTHEW S. THORESON
                                           -------------------------------------
                                                Matthew S. Thoreson

                                        Title: Vice President
                                              ----------------------------------



                             (signatures continued)


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                                        BANK OF AMERICA, NT & SA

                                        By: /s/ GEORGE V. HAUSLER
                                           -------------------------------------
                                                George V. Hausler

                                        Title: Vice President
                                              ----------------------------------



                             (signatures continued)

                                        THE BANK OF NOVA SCOTIA

                                        By: /s/ IAN A. HODGART
                                           -------------------------------------
                                                Ian A. Hodgart

                                        Title: Authorized Signatory
                                              ----------------------------------



                             (signatures continued)

                                        DRESDNER BANK AG, NEW YORK &
                                        GRAND CAYMAN BRANCHES

                                        By: /s/ JANE A. MAJESKI
                                           -------------------------------------
                                                Jane A. Majeski

                                        Title: First Vice President
                                              ----------------------------------

                                        By: /s/ WILLIAM E. LAMBERT
                                           -------------------------------------
                                                William E. Lambert

                                        Title: Vice President
                                              ----------------------------------




                             (signatures continued)

                                        THE CIT GROUP/EQUIPMENT
                                        FINANCING, INC.

                                        By: /s/ J.E. PALMER
                                           -------------------------------------
                                                J.E. Palmer

                                        Title: Assistant Vice President
                                              ----------------------------------



                             (signatures continued)

                                        BANQUE NATIONALE DE PARIS

                                        By: /s/ SERGE DESRAYAUD
                                           -------------------------------------
                                                Serge Desrayaud

                                        Title: Vice President
                                              ----------------------------------

                                        By: /s/ STEPHANIE ROGERS
                                           -------------------------------------
                                                Stephanie Rogers

                                        Title: Vice President
                                              ----------------------------------



                             (signatures continued)

                                        CITY NATIONAL BANK

                                        By: /s/ DAVID C. BURDGE
                                           -------------------------------------
                                                David C. Burdge

                                        Title: Senior Vice President
                                              ----------------------------------



                             (signatures continued)

                                        FIRST HAWAIIAN BANK

                                        By: /s/ TRAVIS RUETENIK
                                           -------------------------------------
                                                Travis Ruetenik

                                        Title: Corporate Banking Officer
                                              ----------------------------------



                             (signatures continued)

                                        THE FUJY BANK, LIMITED,
                                        LOS ANGELES AGENCY

                                        By: /s/ MASAHITO FUKUDA
                                           -------------------------------------
                                                Masahito Fukuda

                                        Title: Senior Vice President
                                              ----------------------------------



                             (signatures continued)

                                        STATE STREET BANK AND TRUST
                                        COMPANY

                                        By: /s/ DIANE I. ROONEY
                                           -------------------------------------
                                                Diane I. Rooney

                                        Title: Vice President
                                              ----------------------------------



                             (signatures continued)

                                        COMPAGNIE FINANCIERE DE CIC ET
                                        DE I'UNION EUROPEENNE

                                        By: /s/ MARCUS EDWARD
                                           -------------------------------------
                                                Marcus Edward

                                        Title: Vice President
                                              ----------------------------------

                                        By: /s/ BRIAN O'LEARY
                                           -------------------------------------
                                                Brian O'Leary

                                        Title: Vice President
                                              ----------------------------------



                             (signatures continued)

                                        MICHIGAN NATIONAL BANK

                                        By: /s/ JEFFREY W. BILLIG
                                           -------------------------------------
                                                Jeffrey W. Billig

                                        Title: Relationship Manager
                                              ----------------------------------



                             (signatures continued)


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                                        WASHINGTON MUTUAL BANK
                                        (dba WESTERN BANK)

                                        By: /s/ [Signature illegible]
                                           -------------------------------------


                                        Title: Vice President
                                              ----------------------------------



                             (signatures continued)

                                        NATEXIS BANQUE

                                        By: /s/ EVAN S. KRAUS
                                           -------------------------------------
                                                Evan S. Kraus

                                        Title: Assistant Vice President
                                              ----------------------------------

                                        By: /s/ CYNTHIA E. SACHS
                                           -------------------------------------
                                                Cynthia E. Sachs

                                        Title: VP, Group Manager
                                              ----------------------------------



                             (signatures continued)

                          ACKNOWLEDGEMENT OF GUARANTY

Each of the undersigned, as a guarantor of the Obligations of The Ackerley Group, Inc. (the "Company") under the Credit Agreement, dated as of January 22, 1999, among the Company, certain financial institutions party thereto, First Union National Bank, in its capacity as administrative agent, Fleet Bank, N.A., in its capacity as documentation agent, and Union Bank of California, N.A., KeyBank National association and Bank of Montreal, Chicago Branch, as co-agents (the "Credit Agreement"), hereby consents to the foregoing First Amendment to Credit Agreement, and further waives any defense to its guaranty liability occasioned by such amendment (including without limitation the extension of the maturity of the Loans as contemplated thereby). The foregoing consent and waiver of the undersigned is made as of the date of the First Amendment.

ACKERLEY AIRPORT ADVERTISING, INC.      ACKERLEY COMMUNICATIONS OF
                                        MASSACHUSETTS, INC.

By: /s/ [Signature Illegible]           By: /s/ [Signature Illegible]
    ------------------------------      ------------------------------

Title: Assistant Secretary              Title: Assistant Secretary
       ---------------------------             -----------------------


AK MEDIA GROUP, INC.                    CENTRAL NEW YORK NEWS, INC.

By: /s/ [Signature Illegible]           By: /s/ [Signature Illegible]
    ------------------------------      ------------------------------

Title: Assistant Secretary              Title: Assistant Secretary
       ---------------------------             -----------------------


KVOS TV, LTD.                           TC AVIATION, INC.

By: /s/ [Signature Illegible]           By: /s/ [Signature Illegible]
    ------------------------------      ------------------------------

Title: Assistant Secretary              Title: Assistant Secretary
       ---------------------------             -----------------------